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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------
                                    FORM 8-K
                             -----------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 9, 2006

                             -----------------------

                           CHROMCRAFT REVINGTON, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ----------------------

          Delaware                    1-13970                    35-1848094
(State or other jurisdiction      (Commission File             (IRS Employer
      of incorporation)               Number)                Identification No.)

1100 North Washington Street, Delphi, Indiana                       46923
 (Address of Principal Executive Offices)                         (Zip Code)

                                 (765) 564-3500
              (Registrant's Telephone Number, Including Area Code)

                             ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         At the annual meeting of stockholders held on May 9, 2006, the stockholders of Chromcraft Revington, Inc. (the "Company") approved an amended and restated Directors' Stock Plan (the "Plan"). Prior to this amendment and restatement, the Plan was named the Directors' Stock Option Plan. The Plan provides for the automatic grant of either nonqualified stock options or restricted common stock to the Company's directors on an annual basis. A maximum of 150,000 shares of Company common stock may be issued under the Plan, which represents an increase of 75,000 shares being subject to the Plan.

         Only an individual who is a member of the Company's board of directors and who is not an employee of the Company or any of its affiliates is eligible to receive stock options or restricted stock under the Plan. Each director will
(i) upon his initial appointment or election to the board of directors, receive either an option to purchase 10,000 shares of common stock or 3,000 shares of restricted common stock of the Company, and (ii) on the day following his re-election as a director, receive either an option to purchase 2,500 shares of common stock or 800 shares of restricted common stock of the Company.

         Stock options granted under the Plan are exercisable immediately and have an exercise price of not less than 100% of the fair market value of the underlying shares on the grant date. Restricted common stock granted under the Plan will vest one year following the grant date.

         The compensation committee of the Company's board of directors administers the Plan and makes the annual determination as to whether stock options or restricted common stock will be granted to directors under the Plan.

         The foregoing summary of the Plan is qualified in its entirety by reference to the Plan, which is attached hereto as Exhibit 10.45.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

                  10.45    Amended and Restated Directors' Stock Plan of the
                           Company




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  May 15, 2006

                                      CHROMCRAFT REVINGTON, INC.

                                      By:  /s/ Frank T. Kane
                                           -------------------------------------
                                           Frank T. Kane
                                           Vice President -- Finance and
                                           Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit
Number                Description
-------               -----------
10.45                 Amended and Restated Directors' Stock Plan of the Company